UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT


Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):

                      January 17, 1996
                      ----------------


                   GEODYNAMICS CORPORATION
    ------------------------------------------------------
    (Exact name of registrant as specified in its charter)


  California                   0-15034                   95-2502865
---------------              ------------              --------------
(State or other              (Commission               (IRS Employer
jurisdiction of              File Number)              Identification
incorporation)
Number)


    21171 Western Avenue, Suite 110, Torrance, California
    -----------------------------------------------------
           (Address of Principal Executive Offices)

                             90501
                          ----------
                          (Zip Code)

        Registrant's telephone number, including area code

                        (310) 782-7277
                        --------------


                              N/A
--------------------------------------------------------------
(Former name or former address, if changed since last report.)

      This report, including exhibits, contains 4 pages.


             The Exhibit Index is located on page 2.

Item 2.  Acquisition or Disposition of Assets
---------------------

On January 18, 1996, Geodynamics Corporation, a California Corporation (the "Registrant"), announced that it had sold its interest in its LaFehr & Chan Technologies, Inc. ("LCT") subsidiary. The sale was made to employees and former shareholders of LCT, together with the Tudor Trust, a New York investment fund. A copy of the press release is attached as an exhibit hereto and is incorporated by reference herein.


Item 7.  Financial Statements and Pro Forma Financial Information
---------------------

Required pro forma financial information will be filed as an amendment to this Form 8-K as soon as practicable, and within 60 days of the due date for this Form 8-K.



                      INDEX TO EXHIBITS

The following exhibit is filed as part of this report:

Exhibit
Sequential
Number                Exhibit Description            Page Number
----------    ------------------------------------   -----------
99.1          Press Release                               4

                         SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                GEODYNAMICS CORPORATION
                                -----------------------
                                Registrant


Date: February 1, 1996          By: /s/ David P. Nelson
                                    ---------------------------
                                    David P. Nelson
                                    Vice President and Chief
                                    Financial Officer


Date: February 1, 1996          By: /s/ Robert G. Cook
                                    ---------------------------
                                    Robert G. Cook
                                    Corporate Controller and
                                    Chief Accounting Officer

                                                 Exhibit 99.1


Geodynamics Corporation                          FOR IMMEDIATE RELEASE
21171 Western Avenue, Suite 120
Torrance, CA  90501(310) 781-3612
Company Contact: Joanne M. Dunlap


                         GEODYNAMICS CORPORATION
         SELLS ITS LAFEHR AND CHAN TECHNOLOGIES, INC.SUBSIDIARY


Torrance, CA, January 18, 1996--Geodynamics Corporation (NASDAQ- NMS:GDYN) announced today that it had sold its LaFehr and Chan Technologies, Inc. (LCT) subsidiary to an investor group composed of LCT employees and former shareholders of LCT, together with the Tudor Trust, a New York investment fund. The sale was for cash of $4.9 million which was funded partially through the redemption of Geodynamics shares held by certain of those parties.

A Special Committee of the Board of Directors of Geodynamics had negotiated and approved this transaction which involved one existing Geodynamics Director, Thomas R. LaFehr, a former principal shareholder of LCT and a Director of LCT. The Tudor trust is also a significant shareholder of Geodynamics, owning approximately 14.8% of Geodynamics' outstanding shares.

Geodynamics also announced that it resolved and concluded a definitive agreement on the amount of earnout due the former
LCT shareholders, which will be payable on February 1, 1996 in an amount of $1.6 million.

The purpose of these transactions was to facilitate the pending acquisition of Geodynamics by Logicon, Inc. Geodynamics is engaged in high technology remote sensing, software development, and image processing with a wide variety of applications in both government and commercial markets.

For  further information, contact Joanne M. Dunlap at  (310)
781-3612.






















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